                                                                    Exhibit 99.2


          AMENDMENT dated March 25, 1999 to the Amended and Restated Agreement and Plan of Merger dated as of February 3, 1999, ("Agreement and Plan of Merger") by and among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation ("Petro"), STAR GAS PARTNERS, L.P., a Delaware limited partnership ("Star Partners"), STAR GAS PROPANE, L.P., a Delaware limited partnership ("Star Propane"), and PETRO/MERGCO, INC., a Minnesota corporation ("Mergco") and an indirect, wholly owned subsidiary of Star Partners.

                             W I T N E S S E T H :
                             - - - - - - - - - - -

          WHEREAS, the parties hereto have entered into the Amended and Restated Agreement and Plan of Merger; and

          WHEREAS, Section 9.2 of the Amended and Restated Agreement and Plan of Merger provides that it may be amended by an agreement in writing between the parties approved by their respective Boards of Directors (and in the case of Star Partners, by the Special Committee); and

          WHEREAS, the Board of Directors of each of the parties to the Agreement and Plan of Merger and the Special Committee has approved the amendments to the Amended and Restated Agreement and Plan of Merger as set forth below.

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein and intending to be legally bound hereby the parties agree as follows:

     1.   Article I entitled "Certain Definitions" is hereby amended as follows:

          (a) The definition of "Restructuring Transactions" is hereby deleted in its entirety and the following inserted in lieu thereof:

     "Restructuring Transactions" shall mean the following, collectively:

     1. the sale of certain assets (the "Transferred Assets") by Petro or Subsidiaries of Petro to Star Propane in exchange for a note (the "Bridge Note"), as contemplated by the Petro Conveyance Agreement;

     2. the sale by the General Partner to Petro of its general partner interests in Star Partners and Star Propane and its 2,396,078 Old Subordinated Units and its 60,727 Common Units in exchange for a note in principal amount of equivalent value;

     3. the assignment by Petro to Star Partners of all of its general partner interest in Star Propane (other than a portion of such interest with a value of $1,000), all of its general partner interest in Star Partners (other than a portion of such interest with a value of $1,000) and its 2,396,078 Old Subordinated Units in exchange for 102,848 newly issued Common Units, 1,706,246 newly issued Senior Subordinated Units and a promissory note in an amount equal to the excess of the value of the Old Subordinated Units and general partner interests assigned to Star Partners over the value of the Common Units and Senior Subordinated Units issued in exchange therefor;

     4. the contribution by certain Petro Insiders of 2,274,961 shares of Class A and Class C Common Stock (the "Insider Stock") to a newly formed Delaware limited liability company ("Star Gas LLC") in exchange for all the member interests in Star Gas LLC as contemplated in the Exchange Agreement, the formation certificate and operating agreement to be subject in form and substance to the approval of the Special Committee;

     5. the contribution by Star Gas LLC of 11,370 shares of Class A and Class C Common Stock to Star Propane in exchange for a .01% general partner interest in Star Propane as contemplated by the Star LLC Conveyance Agreement;

     6. the contribution by Star Gas LLC of 2,263,591 shares of Class A and Class C Common Stock to Star Partners, in exchange for a 1.99% general partner interest, in Star Partners (represented by 324,101 General Partner Units, subject to adjustment as provided below) as contemplated by the Star LLC Conveyance Agreement;

     7. the contribution by certain Petro Insiders to Star Partners of 3,035,152 shares of Class A and Class C Common Stock in exchange for 434,573 Junior Subordinated Units and 6,630,793 shares of Class A and Class C Common Stock in exchange for 779,645 Senior Subordinated Units, as contemplated in the Exchange Agreement;

     8. the contribution by Star Partners of the Petro Common Stock owned by it to Star Propane;

     9. the contribution by Star Propane to Parentco of the Transferred Assets, the stock of Petro and the stock of Stellar Propane Corp. in exchange for all the capital stock of Parentco and the assumption by Parentco of $85 million of Star Propane's 8.04% First Mortgage Notes and $11 million of Star Propane's 7.17% First Mortgage Notes;

     10. the contribution by Parentco of the Petro Common Stock and the Transferred Assets owned by it to Newco free of any liability with respect to the outstanding First Mortgage Notes of Star Partners; and

     11. the contribution by Newco of the Petro Common Stock owned by it to Mergeco.

          The number of General Partner Units and the number of Junior Subordinated Units and the number of shares of Petro Common Stock to be transferred for each shall be changed, if necessary, so that the number of General Partners Units (including the .01% general partner interest in Star Propane) to be outstanding following the Merger and the Equity Offering will be equal to 2% of the total partnership units outstanding and the total number of General Partner Units and Junior Subordinated Units will equal 760,302.

               (b) "Petro Insiders" is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Petro Insiders" shall mean Irik P. Sevin, Audrey L. Sevin, Phillip Ean Cohen, Thomas J. Edelman, Richard O'Connell, Brentwood Corp., Gabes S.A., Minneford Corp., Fernando Montero, M.M. Warburg & Co., Hanseatic Corp., Hanseatic Americas LDC, Barcel Corp., Hubertus Langen, Tortosa GmbH and United Capital Corp.

               (c) "Working Capital" is hereby amended by adding the following sentence at the end:

          "Notwithstanding the foregoing, Petro's Working Capital as of February 28, 1999 shall be deemed to be increased by $1,932,981 in excess of the amount of its actual Working Capital on such date as calculated pursuant to the preceding sentence."

          2. Article III entitled "Merger Consideration; Exchange Provisions" is hereby amended by adding the following subparagraph as subparagraph 3.1 (g):

               "(g) Each share of Private Preferred Stock, outstanding immediately prior to the Effective Time, shall be unchanged and shall remain outstanding with the same relative rights, preferences and privileges which it had immediately prior to the Effective Time and will be redeemed at Closing pursuant to the 1989 Preferred Stock Conditions."

          3. Article VI entitled "Covenants" is hereby amended by adding the following Section as Section 6.17:

          "6.17  Contingent Issuance of Additional Senior Subordinated units.
                 -----------------------------------------------------------
          (a) Star Gas agrees in connection with the satisfaction of the Public Debt Conditions, the Private Debt Conditions and any agreement by the Public Preferred Stock to receive less than the amount provided in
          Section 3.1(e) hereof in the Merger, in the event that the over-allotment option in the Equity Offering shall not exceed 1,090,002 Common Units, then under the circumstances listed below it will agree to issue to such holders of Public Preferred Stock and holders of the debt described in the Public Debt Conditions and the private Debt Conditions as Petro shall designate as an inducement for a reduction in the redemption (or conversion) price of such securities, the right to receive up to the additional number of Senior Subordinated Units set forth below, but only if the condition set forth in Section 6.17(b) is satisfied and the Closing is consummated:

============================================================================
                                      Maximum Number of
Public Offering Price                 Contingent Senior
Per Common Unit                       Subordinated Units
---------------                       ------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
More than $16 1/2                           0
----------------------------------------------------------------------------
$16 1/2                                 4,000
----------------------------------------------------------------------------
$16 7/16                               22,000
----------------------------------------------------------------------------
$16 3/8                                40,000
----------------------------------------------------------------------------
$16 5/16                               59,000
----------------------------------------------------------------------------
$16 1/4                                77,000
----------------------------------------------------------------------------
$16 3/16                               95,000
----------------------------------------------------------------------------
$16 1/8                               114,000
----------------------------------------------------------------------------
$16 1/16                              132,000
----------------------------------------------------------------------------
$16                                   151,000
----------------------------------------------------------------------------
$15 15/16                             169,000
----------------------------------------------------------------------------
$15 7/8 or less                       175,000
============================================================================

               (b)  The contingent Senior Subordinated Units described in
Section 6.17(a) shall be issued to the persons entitled thereto only in the event that Star Partners shall have Adjusted Operating Surplus (as defined in the Partnership Agreement) of $2.40 or more per outstanding unit for at least one consecutive four calendar quarter period during the period beginning on January 1, 2000 and ending December 31, 2002.

               (c) If contingent Senior Subordinated Units are issued, Star Partners will enter into a registration rights agreement with the holders containing customary terms agreeing to file a registration statement and keep it generally effective until the holders are free to sell under Rule 144.

          4. Article IX, Sections 9.2, 9.3, 9.4, 9.7 and 9.9 of the Plan and Agreement of Merger are incorporated herein by reference.

          5. Except as expressly set forth herein, this Agreement is not intended to amend or modify the Agreement and Plan of Merger in any respect.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

                                     PETROLEUM HEAT AND POWER CO., INC.


                                     By:______________________________
                                        Name:  William G. Powers, Jr.
                                        Title: President


                                     STAR GAS PARTNERS, L.P.
                                     By:  Star Gas Corporation


                                     By:______________________________
                                        Name:  Joseph P. Cavanaugh
                                        Title: President


                                     STAR GAS PROPANE, LP
                                     By:  Star Gas Corporation


                                     By:______________________________
                                        Name:  Joseph P. Cavanaugh
                                        Title: President

                                     PETRO/MERGCO, INC.


                                     By:______________________________
                                        Name:  William G. Powers, Jr.
                                        Title:  President